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                                                                   EXHIBIT 10.37

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                             NOTE PURCHASE AGREEMENT

                                   DATED AS OF

                                  MAY 30, 2003

                                      AMONG

                                 MIGRATEC, INC.

                                       AND

                                  THE INVESTORS
                 WHO EXECUTE COUNTERPART SIGNATURE PAGES HERETO

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                                TABLE OF CONTENTS

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SECTION 1.  DEFINITIONS...........................................................................................1

SECTION 2.  ISSUANCE OF THE NOTES.................................................................................4
   2.1  Agreement to Issue the Notes..............................................................................4
   2.2  Advances under the Notes..................................................................................4
   2.3  Security Agreement........................................................................................4
   2.4  Issuance of Common Stock..................................................................................4
   2.5  The Initial Closing.......................................................................................5
   2.6  Subsequent Closings.......................................................................................5
   2.7  Funding Fee...............................................................................................6
   2.8  Default...................................................................................................6
   2.9  Notice of Default and Remedies............................................................................7

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE CORPORATION.....................................................7
   3.1  Organization, Good Standing and Power.....................................................................7
   3.2  Authorization; Enforcement................................................................................8
   3.3  Authorization of Reserved Shares..........................................................................8
   3.4  No Conflicts..............................................................................................8
   3.5  SEC Documents, Financial Statements.......................................................................9
   3.6  No Material Adverse Effect................................................................................9
   3.7  No Undisclosed Liabilities................................................................................9
   3.8  No Undisclosed Events or Circumstances....................................................................9
   3.9  Indebtedness.............................................................................................10
   3.10  Title to Assets.........................................................................................10
   3.11  Actions Pending.........................................................................................10
   3.12  No Violation of Law.....................................................................................10
   3.13  Operation of Business...................................................................................10
   3.14  Books and Records.......................................................................................10
   3.15  Absence of Certain Developments.........................................................................10
   3.16  No Consent or Approval Required.........................................................................11
   3.17  Taxes...................................................................................................12
   3.18  Offering................................................................................................12

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS......................................................12
   4.1  Authorization; Enforcement...............................................................................12
   4.2  Investment Representations...............................................................................12
   4.3  No Violation of Law......................................................................................13
   4.4  No Consent or Approval Required..........................................................................13
   4.5  No Short Sales...........................................................................................13

SECTION 5.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INVESTORS AT THE INITIAL CLOSING..........................13
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   5.1  Corporate Proceedings; Consents; Etc.....................................................................14
   5.2  Blue Sky Matters.........................................................................................14
   5.3  Notes....................................................................................................14

SECTION 6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION AT THE INITIAL CLOSING........................14
   6.1  Blue Sky Matters.........................................................................................14
   6.2  Delivery of Consideration by the Investors...............................................................14

SECTION 7.  COVENANTS............................................................................................14
   7.1  Information Rights.......................................................................................14
   7.2  Transfer of Securities...................................................................................15
   7.3  Registration Rights......................................................................................16
   7.4  Use of Proceeds..........................................................................................16
   7.5  Restriction on Short Sales...............................................................................16

SECTION 8.  INDEMNIFICATION......................................................................................17
   8.1  Indemnification by the Corporation.......................................................................17
   8.2  Indemnification by the Investors.........................................................................17
   8.3  Limitations Regarding Indemnification Obligations of the Corporation.....................................17
   8.4  Limitations Regarding Indemnification Obligations of the Investors.......................................17
   8.5  Conditions of Indemnification............................................................................18
   8.6  Claim Disputes...........................................................................................18

SECTION 9.  EXPENSES.............................................................................................19

SECTION 10.  NOTICES.............................................................................................19

SECTION 11.  SURVIVAL OF REPRESENTATIONS AND WARRANTIES..........................................................20

SECTION 12.  FURTHER ASSURANCES..................................................................................20

SECTION 13.  REMEDIES............................................................................................20
   13.1  General.................................................................................................20
   13.2  Remedies Cumulative.....................................................................................20

SECTION 14.  NO THIRD-PARTY BENEFICIARIES........................................................................20

SECTION 15.  INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES........................................21

SECTION 16.  SEVERABILITY........................................................................................21

SECTION 17.  SUCCESSORS AND ASSIGNS..............................................................................21

SECTION 18.  AMENDMENTS..........................................................................................21
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SECTION 19.  ENTIRE AGREEMENT....................................................................................21

SECTION 20.  COUNTERPARTS........................................................................................21

SECTION 21.  HEADINGS............................................................................................22

SECTION 22.  GENDER..............................................................................................22

SECTION 23.  GOVERNING LAW.......................................................................................22

SECTION 24.  CONFIDENTIALITY.....................................................................................22

LIST OF EXHIBITS:

EXHIBIT A - Form of Convertible Secured Promissory Note

EXHIBIT B - Form of Common Stock Purchase Warrant

LIST OF SCHEDULES:

SCHEDULE 3.4 - No Conflicts

SCHEDULE 3.7 - No Undisclosed Liabilities

SCHEDULE 3.15 - Absence of Certain Developments

SCHEDULE 3.17 - Taxes




                                      iii


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                                 MIGRATEC, INC.

                             NOTE PURCHASE AGREEMENT

         This Note Purchase Agreement (this "Agreement") is made and entered into as of this 30th day of May, 2003, by and between MigraTEC, Inc., a Delaware corporation (the "Corporation"), and the Persons whose names are set forth in
Schedule 1 hereto who execute counterpart signature pages to this Agreement (each an "Investor" and collectively, the "Investors").

                                    RECITALS:

         WHEREAS, the Investors have agreed to provide financing to the Corporation in an initial amount of not less than Three Hundred Thousand Dollars ($300,000) (the "Initial Loan Amount") pursuant to the terms of Convertible Secured Promissory Notes of the Corporation in the form attached hereto as Exhibit A (each such note, together with all renewals, extensions, modifications and rearrangements thereof, a "Note" and collectively, the "Notes");

         WHEREAS, the Investors have agreed to make additional loans to the Corporation in one or more subsequent closings hereunder (each, a "Subsequent Closing") in the aggregate amount of up to One Million Seven Hundred Thousand Dollars ($1,700,000) which, together with the Initial Loan Amount, shall equal up to Two Million Dollars ($2,000,000) in the aggregate (the aggregate amount of principal advanced by the Investors hereunder shall be referred to herein as the "Total Loan Amount");

         WHEREAS, the parties desire for the Notes to be convertible as soon as practical into shares of the Corporation's common stock, par value $0.001 per share ("Common Stock"), as described herein; and

         WHEREAS, as consideration for each Investor entering into this Agreement and providing the financing described herein, the Corporation shall issue to each Investor one or more warrants containing the terms and conditions as set forth on Exhibit B attached hereto (each, a "Warrant" and, collectively, the "Warrants") to purchase the number of shares of Common Stock set forth therein.

         NOW, THEREFORE, in consideration of the foregoing and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Investors agree as follows:

                                   AGREEMENT:

         SECTION 1. DEFINITIONS. The following terms have the meanings set forth below:

         "Additional Investor" shall have the meaning set forth in Section 2.6. Effective upon an Additional Investor's execution of a counterpart signature page to this Agreement as provided herein, the term "Investor," as used herein, shall also mean "Additional Investor."

         "Affiliate" means as to any Person or any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control of such Person. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies


NOTE PURCHASE AGREEMENT - Page 1


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of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreement" shall have the meaning set forth in the preamble.

         "Automatic Conversion" shall have the meaning set forth in Section 2.4(b).

         "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of Texas are authorized or required by Law or other government actions to close.

         "Claims" shall have the meaning set forth in Section 8.2.

         "Collateral Agent" shall have the meaning set forth in the Security Agreement.

         "Common Stock" shall have the meaning set forth in the RECITALS.

         "Conversion" shall have the meaning set forth in Section 2.4(a).

         "Conversion Price" shall have the meaning set forth in Section 2.4(a).

         "Corporation" shall have the meaning set forth in the preamble.

         "Corporation Claims" shall have the meaning set forth in Section 8.2.

         "Corporation Group" shall have the meaning set forth in Section 8.2.

         "Corporation Group Damages" shall have the meaning set forth in Section 8.2.

         "EDGAR System" means the SEC's Electronic Data Gathering, Analysis, and Retrieval System.

         "Event of Default" shall have the meaning set forth in Section 2.7.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Financial Statements" means the Corporation's financial statements consisting of a balance sheet and related statements of income, cash flows and owners' equity.

         "Funding Fee" shall have the meaning set for in Section 2.7.

         "GAAP" means generally accepted accounting principles, consistently applied.

         "Indebtedness" means (a) any liabilities for borrowed money or amounts owed in excess of $500,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Corporation's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course


NOTE PURCHASE AGREEMENT - Page 2


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of business; and (c) the present value of any lease payments in excess of
$500,000 due under leases required to be capitalized in accordance with GAAP.

         "Initial Advance," shall have the meaning set forth in the Notes.

         "Initial Closing" shall have the meaning set forth in Section 2.5.

         "Initial Closing Date" shall have the meaning set forth in Section 2.5.

         "Initial Loan Amount" shall have the meaning set forth in the RECITALS.

         "Investor" or "Investors" shall have the meaning set forth in the preamble.

         "Investor Claims" shall have the meaning set forth in Section 8.1.

         "Investor Group" shall have the meaning set forth in Section 8.1.

         "Investor Group Damages" shall have the meaning set forth in Section
8.1.

         "Law" or "Laws" means any statute, law, ordinance, regulation, rule, order, writ, injunction or decree of any state, commonwealth, federal, foreign, territorial or other court or government body, subdivision, agency, department, commission, board, bureau or instrumentality of a governmental body.

         "Loan Documents" means, collectively, this Agreement, the Notes, the Security Agreement, the Warrants and any and all agreements, documents, instruments and other writings contemplated by this Agreement and all amendments modifications, renewals, extensions, increases, supplements and restatements of any of the foregoing.

         "Material Adverse Effect" means any event, occurrence, fact, condition, change or effect that is materially adverse to the business, operations, prospects, results of operations, prospects, condition (financial or otherwise), properties (including intangible properties), assets (including intangible assets) or liabilities of any Person.

         "Maturity" shall have the meaning set forth in the Notes.

         "Note" or "Notes" shall have the meaning set forth in the RECITALS.

         "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

         "Pro Rata Portion" shall mean, in the case of each Investor, the pro rata portion of the Total Loan Amount owing to such Investor under the Notes.

         "Registration Statement" shall have the meaning set forth in Section
7.3.

         "Reserved Shares" shall have the meaning set forth in Section 2.4(c).

NOTE PURCHASE AGREEMENT - Page 3

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         "SEC" means the Securities and Exchange Commission.

         "SEC Documents" means the Corporation's latest Form 10-KSB, all forms 10-QSB and 8-K filed thereafter and the most recent Proxy Statement of the Corporation on file with the SEC.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Agreement" shall have the meaning set forth in Section 2.3.

         "Short Sales" shall have the meaning set forth in Section 4.5.

         "Subject Securities" shall have the meaning set forth in Section
4.2(a).

         "Subsequent Advance," shall have the meaning set forth in Section 2.2.

         "Subsequent Closing" shall have the meaning set forth the RECITALS.

         "Total Loan Amount" shall have the meaning set forth in the RECITALS.

         "Transfer" shall have the meaning set forth in Section 7.2(a).

         "Warrant" shall have the meaning set forth in the RECITALS.

         SECTION 2. ISSUANCE OF THE NOTES.

         2.1 Agreement to Issue the Notes. Concurrently with the execution of and pursuant to the terms and conditions set forth in this Agreement, the Corporation shall issue to each Investor a Note in favor of such Investor (or a replacement note issued pursuant to such Investor's Note) dated as of the date hereof in the principal amount of such Investor's Pro Rata Portion of the Total Loan Amount.

         2.2 Advances under the Notes. Concurrently with the execution of and pursuant to the terms and conditions set forth in the Notes, each Investor shall make the Initial Advance under such Note. Subsequent to each Investor's Initial Advance, each Investor shall make one or more additional advances to the Corporation (each, a "Subsequent Advance") in the amounts, if any, set forth in
Schedule 1 hereto, subject to the conditions set forth herein and in the Notes, at the Subsequent Closings.

         2.3 Security Agreement. Concurrently with the execution of this Agreement and the Notes and pursuant to the terms and conditions set forth herein and therein, the Corporation shall execute a Security Agreement (the "Security Agreement") in favor of the Collateral Agent for the benefit of each Investor. Notwithstanding anything to the contrary in this Agreement, the Investors shall not have any duties or obligations pursuant to this Agreement until the Corporation has executed a Note in favor of each Investor and the Security Agreement.

         2.4 Issuance of Common Stock.

                  (a) At any time after the date hereof and subject to the terms and conditions hereof and of the Notes, the Investors shall have the right to voluntarily convert all or any portion of the outstanding principal and interest of the Notes, after taking into account any prepayment of the


NOTE PURCHASE AGREEMENT - Page 4

         Notes as provided therein, into shares of Common Stock (each such transaction, a "Conversion"). The number of fully paid and nonassessable shares of Common Stock issuable upon a Conversion of the Notes shall be determined by dividing (x) the outstanding amount of the Notes being converted by (y) fifty percent (50%) of the volume-weighted average of the closing sale price on the OTC Bulletin Board of the Corporation's Common Stock for the five (5) consecutive trading days immediately preceding the date of such Conversion (the "Conversion Price").

                  (b) Subject to the provisions hereof, the amount of principal and interest outstanding under the Notes shall automatically convert ("Automatic Conversion") into shares of Common Stock, effective upon the earlier of either (i) the consummation of any merger or consolidation or other business combination involving the Corporation in which the Common Stock of the Corporation is valued at not less than $0.10 per share, or (ii) the first trading day for the OTC Bulletin Board (or such exchange on which the Common Stock is listed for trading) following a period of fifteen (15) consecutive trading days during which the closing sale price per share of the Common Stock has been in excess of $0.20, such fifteen (15)-day period to begin at any time after June 13, 2003; provided, however, that any Automatic Conversion of the Notes into shares of Common Stock pursuant to this
         Section 2.4(b) shall not be effective prior to the effective date of the Registration Statement.

                  (c) The Corporation shall take all action necessary to have authorized and reserved for issuance no less than the number of shares of Common Stock issuable upon Conversion of the amount outstanding under the Notes, as of the date of such Conversion, if any (the "Reserved Shares").

         2.5 The Initial Closing. The initial closing (the "Initial Closing") hereunder shall take place on the date hereof at the offices of Winstead Sechrest & Minick P.C., 5400 Renaissance Tower, 1201 Elm Street, Dallas, Texas, simultaneously with the execution and delivery of this Agreement (the date hereof being sometimes herein referred to as the "Initial Closing Date").

         2.6 Subsequent Closings.

                  (a) Subsequent Advances shall be made as provided in this
         Section 2.6 and from time to time hereunder by the Investors, in the amounts set forth in Schedule 1 hereto, provided that the aggregate amount of all advances (which shall include the Initial Advances and any Subsequent Advances, including Subsequent Advances made by any Additional Investors as provided herein) shall not exceed the Total Loan Amount. The Investors hereby authorize the Corporation to amend
         Schedule 1 hereto (i) to provide for Subsequent Advances and (ii) for the purpose of adding additional Investors (each, an "Additional Investor") who shall make Subsequent Advances hereunder, provided that each such Additional Investor has executed a counterpart signature page hereto, a copy of which shall be delivered to each Investor as soon as practical. Each Investor hereby acknowledges and agrees that execution by any Additional Investor of a counterpart signature page hereto shall be deemed to constitute execution by such Additional Investor of the Security Agreement. Upon each and every amendment to Schedule 1 hereto, the Corporation shall provide a copy thereof, as amended, to each Investor as soon as practical.


NOTE PURCHASE AGREEMENT - Page 5


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                  (b) On or before June 13, 2003, each Investor shall be
         obligated to make a Subsequent Advance to the Corporation in the amount designated to be paid on such date set forth opposite such Investor's name on Schedule 1 hereto.

                  (c) On or before June 27, 2003, each Investor shall be obligated to make an additional Subsequent Advance to the Corporation in the amount designated to be paid on such date set forth opposite such Investor's name on Schedule 1 hereto.

                  (d) Notwithstanding the foregoing, the Investors shall have no obligation to make a Subsequent Advance if the Corporation has not filed the Registration Statement, pursuant to which the Reserved Shares will be registered, in accordance with Section 7.3 hereof on or before June 13, 2003. However, each Investor agrees and acknowledges that such Investor shall be obligated to make Subsequent Advances in accordance with the terms hereof and Schedule 1 hereto, even if the Registration Statement has not been declared effective by the SEC on or before June 13, 2003, provided, however, that upon filing the Registration Statement, the Corporation shall use its best efforts to cause the Registration Statement to become effective as soon as practical.

         2.7 Funding Fee. At the Initial Closing and each Subsequent Closing, if any, the Corporation shall pay each Investor a fee equal to 5% of such Investor's Initial Advance, and any Subsequent Advance, respectively (each, a "Funding Fee"). The Funding Fee shall be payable by check or wire transfer (or other acceptable method of payment) in immediately available funds in U.S. dollars. As additional consideration for each Investor's advance hereunder, concurrently with the making of such advance, the Corporation shall issue to such Investor a Warrant to purchase one share of Common Stock for every $1.00 advanced by such Investor on such date at an exercise price of $0.01 per share. For example, should an Investor's Initial Advance equal $100,000, at the Initial Closing, the Corporation shall pay such Investor a Funding Fee of $5,000 and issue such Investor a Warrant to purchase 100,000 shares of Common Stock at an exercise price of $0.01 per share.

         2.8 Default. The term "Event of Default," as used in this Agreement, shall mean any one or more of the following events:

                  (a) the failure of the Corporation to pay, when due, any amount owing to any Investor under the Notes which remains uncured for a period of thirty (30) days after written notice of any such failure is given to the Corporation by such Investor;

                  (b) the appointment of a receiver for the Corporation of all or any substantial part of the property of the Corporation and the failure of such receiver to be discharged within ninety (90) days thereafter or the commencement of involuntary bankruptcy or other similar proceedings against the Corporation and the failure of such proceedings to be stayed or dismissed within ninety (90) days thereafter; or

                  (c) the Corporation voluntarily seeks, consents to, or acquiesces in the benefit or benefits of any provision of any bankruptcy or other debtor relief Law, whether now or hereafter in effect; consents to the filing of any petition against it under such Law; makes an assignment for the benefit of its creditors; or consents to the appointment of a receiver, trustee, liquidator or conservator for it or any part of its property.


NOTE PURCHASE AGREEMENT - Page 6

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         2.9 Notice of Default and Remedies.

                  (a) Upon the occurrence of an Event of Default and subsequent written notice to the Corporation by the Investors that the Investors intend to accelerate the due date of the Notes, the Notes shall become immediately due and payable without presentment, demand, protest, nor notice of protest, all of which are hereby expressly waived by the Corporation. Upon the occurrence and during the continuance of any Event of Default, each Investor may, by notice in writing to the Corporation, declare all or any portion of the Notes held by it together with all amounts due thereunder, to be due and such Notes and all such amounts shall thereupon be and become, forthwith due and payable, without presentment, demand, protest, nor notice of protest, all of which are hereby expressly waived by the Corporation.

                  (b) If any Event of Default shall occur, the Investors may proceed to protect and enforce their rights by a suit in equity, action at Law or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms or provisions hereof, or in aid of the exercise of any power granted herein or by Law. No course of dealing and no delay on the part of the Investors in exercising any right shall operate as a waiver thereof or otherwise prejudice their rights, and no remedy herein conferred upon or reserved to the Investors is intended to be exclusive of any other remedy or remedies; but each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder, or now or hereafter existing at Law or in equity or by statute, and may be exercised from time to time and as often as the Investors may deem expedient.

                  (c) The Investors agree, as among themselves, that they will cooperate with each other in protecting and enforcing their rights hereunder and under the other Loan Documents. Without limitation of the foregoing, each Investor agrees that if any Investor shall at any time obtain any payment or other recovery (whether voluntary, involuntary, or otherwise) under the Loan Documents in excess of its Pro Rata Portion of the Total Loan Amount calculated as of such date of payments or other recoveries then or therewith obtained by the Investors, such Investor shall pay such amounts to the other Investor as shall be necessary to cause each Investor to share such payment or other recovery with all Investors in accordance with their Pro Rata Portion of the Total Loan Amount. All security interests of Investors shall be pari passu regardless of the order of filing of any financing statements with respect thereto or the taking of any other action relevant to the determination of the perfection or priority of such security interests.

         SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE CORPORATION. The Corporation hereby represents and warrants to each Investor that to its knowledge the following representations and warranties are true and correct in all material respects:

         3.1 Organization, Good Standing and Power. The Corporation is a corporation duly incorporated validly existing and in good standing under the Laws of Delaware and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Corporation does not have any subsidiaries and does not own more than fifty percent (50%) of or control any other business entity except as set forth in the SEC Documents. The Corporation is duly qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification


NOTE PURCHASE AGREEMENT - Page 7
necessary, other than those in which the failure to so qualify would not have a Material Adverse Effect on the Corporation.

         3.2 Authorization; Enforcement. (a) The Corporation has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and the other Loan Documents and to issue the Notes and the Reserved Shares pursuant to their respective terms, (b) the execution and delivery of this Agreement and the other Loan Documents by the Corporation and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Corporation or its Board of Directors or stockholders is required, and (c) this Agreement, the Notes, and the Security Agreement have been duly executed and delivered by the Corporation and at the Initial Closing shall constitute valid and binding obligations of the Corporation enforceable against the Corporation in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar Laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3.3 Authorization of Reserved Shares. The Reserved Shares have been or will be duly reserved for issuance upon conversion of the Notes in accordance with the terms of this Agreement and the Notes, and when issued, sold and delivered in accordance with the terms hereof and thereof, the Reserved Shares will be validly issued and outstanding, fully paid and nonassessable, and will not be subject to any preemptive or other similar rights of the stockholders of the Corporation or others.

         3.4 No Conflicts. Except as set forth in Schedule 3.4, the execution, delivery and performance of this Agreement by the Corporation and the consummation by the Corporation of the transactions contemplated herein do not and will not (i) violate any provision of the Corporation's Certificate of Incorporation, as amended, or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Corporation is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Corporation under any agreement or any commitment to which the Corporation is a party or by which the Corporation is bound or by which any of its respective properties or assets are bound, except as provided herein or in the applicable Loan Documents, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities Laws and regulations) applicable to the Corporation or by which any property or asset of the Corporation is bound or affected, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect on the Corporation. The business of the Corporation is not being conducted in violation of any Laws, except for possible violations which singularly or in the aggregate do not and will not have a Material Adverse Effect on the Corporation. The Corporation is not required under any Law to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Reserved Shares in accordance with the terms hereof (other than any filings which may be required to be made by the Corporation with the SEC or state securities administrators subsequent to the Initial Closing and any registration statement which may be filed pursuant hereto); provided, however, that for purposes of the representations made in this sentence, the


NOTE PURCHASE AGREEMENT - Page 8

Corporation is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

         3.5 SEC Documents, Financial Statements. The Common Stock of the Corporation is registered pursuant to Section 12(g) of the Exchange Act, and, except as disclosed in the SEC Documents, since December 31, 1999, the Corporation has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act, including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act. The Corporation has delivered or made available to the Investors, through the EDGAR System or otherwise, true and complete copies of the SEC Documents filed with the SEC since December 31, 1999. The Corporation has not provided to the Investors any information which, according to applicable Law, should have been disclosed publicly by the Corporation but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement. As of their respective filing dates, to the Corporation's knowledge, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the SEC promulgated thereunder applicable to such documents, and, as of their respective filing dates, none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Financial Statements of the Corporation included in the SEC Documents comply as to form in all material respects with applicable accounting requirements under GAAP and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto or
(ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Corporation and its subsidiary as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

         3.6 No Material Adverse Effect. Since the date of the Financial Statements contained in the most recently filed Form 10-QSB, no Material Adverse Effect has occurred or exists with respect to the Corporation, except as disclosed in the SEC Documents.

         3.7 No Undisclosed Liabilities. Except as disclosed in the SEC Documents or in Schedule 3.7 hereto, neither the Corporation nor its subsidiary has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) that would be required to be disclosed on a balance sheet of the Corporation or any subsidiary (including the notes thereto) in conformity with GAAP which are not disclosed in the SEC Documents, other than those incurred in the ordinary course of the Corporation's or its subsidiary's respective businesses since such date and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Corporation.

         3.8 No Undisclosed Events or Circumstances. Since the date of the Financial Statements contained in the most recently filed Form 10-QSB, no event or circumstance has occurred or exists with respect to the Corporation or its businesses, properties, prospects, operations or financial condition, that,



NOTE PURCHASE AGREEMENT - Page 9
under applicable Law, requires public disclosure or announcement prior to the date hereof by the Corporation but which has not been so publicly announced or disclosed in the SEC Documents.

         3.9 Indebtedness. The SEC Documents sets forth, as of the date hereof, all outstanding secured and unsecured Indebtedness of the Corporation and its subsidiary, or for which the Corporation or its subsidiary has commitments. Neither the Corporation nor any subsidiary is in default with respect to any Indebtedness.

         3.10 Title to Assets. The Corporation has good and marketable title to all of its real and personal property reflected in the SEC Documents, free of any mortgages, pledges, charges, liens, security interests or other encumbrances, except for those indicated in the SEC Documents hereto or contemplated in the Loan Documents or such that do not cause a Material Adverse Effect with respect to the Corporation.

         3.11 Actions Pending. There is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Corporation, threatened against the Corporation which questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto or thereto. Except as set forth in the SEC Documents, there is no action, suit, claim, investigation or proceeding pending or, to the knowledge of the Corporation, threatened, against or involving the Corporation or any of its properties or assets. Except as set forth in the SEC Documents, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Corporation.

         3.12 No Violation of Law. The execution, delivery and performance of this Agreement and the other Loan Documents, as the case may be, by the Corporation will not violate any Laws.

         3.13 Operation of Business. The Corporation owns or possesses all patents, trademarks, service marks, trade names, copyrights, licenses and authorizations and all rights with respect to the foregoing, which are necessary for the conduct of its business as now conducted without, to the Corporation's knowledge, any conflict with the rights of others.

         3.14 Books and Records. The records and documents of the Corporation and any subsidiary accurately reflect, in all material respects, the information relating to the business of the Corporation, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Corporation or any subsidiary.

         3.15 Absence of Certain Developments. Except as disclosed in the SEC Documents or in Schedule 3.15 hereto, since the date of the Financial Statements contained in the most recently filed Form 10-QSB, the Corporation has not:

                  (a) issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto, other than in connection with this Agreement or the other Loan Documents;

                  (b) borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business


NOTE PURCHASE AGREEMENT - Page 10
         during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Corporation's business;

                  (c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

                  (d) declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements to so purchase or redeem, any shares of its capital stock;

                  (e) sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

                  (f) sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business, or to the Investors and their respective representatives;

                  (g) suffered any material losses (except for anticipated losses consistent with prior quarters) or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

                  (h) made any changes in employee compensation except in the ordinary course of business and consistent with past practices;

                  (i) made capital expenditures or commitments therefor that aggregate in excess of $500,000;

                  (j) entered into any other material transaction, whether or not in the ordinary course of business;

                  (k) suffered any material damage, destruction or casualty loss, whether or not covered by insurance;

                  (l) experienced any material problems with labor or management in connection with the terms and conditions of their employment; or

                  (m) effected any two (2) or more events of the foregoing kind which in the aggregate would be material to the Corporation.

         3.16 No Consent or Approval Required. Except as set forth in the SEC Documents and this Agreement and except for the filing of any notice prior or subsequent to the Initial Closing or any Subsequent Closing that may be required under applicable federal or state securities Laws (which if required, shall be filed on a timely basis), no authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person or entity is required for (i) the valid authorization, execution, delivery and performance by the Corporation of this Agreement and the other Loan Documents, or (ii) the consummation by the Corporation of the transactions contemplated hereby.


NOTE PURCHASE AGREEMENT - Page 11

         3.17 Taxes. Except as set forth in Schedule 3.17 attached hereto:

                  (a) the Corporation has filed all tax returns, if any, that are required to have been filed on or before the date hereof with appropriate federal, state, county and local governmental agencies or instrumentalities, within the time prescribed by Law (including extensions of time approved by the appropriate taxing authority);

                  (b) the Corporation has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed adjustment to its federal, state or other taxes;

                  (c) the tax returns so filed are complete, correct and accurate representations of the tax liabilities of the Corporation and such tax returns accurately set forth all items to the extent required to be reflected or included in such returns in all material respects; and

                  (d) to the knowledge of the Corporation, the Corporation has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, creditor, independent contractor, or other person.

         3.18 Offering. Subject to the accuracy of the Investors' representations and warranties in SECTION 4 hereof, the offer, sale and issuance of the Notes to the Investors in conformity with the terms of this Agreement and the issuance to the Investors of the Reserved Shares issuable upon conversion thereof, constitute (and will constitute) transactions exempt from the registration requirements of Section 5 of the Securities Act, and any applicable state securities Laws.

         SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors hereby severally and not jointly represents and warrants to the Corporation as follows:

         4.1 Authorization; Enforcement. (a) Such Investor has the requisite corporate power and corporate authority to enter into and perform its obligations under this Agreement and the other Loan Documents, as the case may be, (b) the execution and delivery of this Agreement and the other Loan Documents, as the case may be, by such Investor and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of such Investor or its Board of Directors or stockholders is required, and (c) this Agreement and the other Loan Documents, as the case may be, have been duly executed and delivered by such Investor and at the Initial Closing shall constitute valid and binding obligations of such Investor enforceable against such Investor in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar Laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         4.2 Investment Representations.

                  (a) Such Investor has carefully reviewed and understands the risk of an investment in the Corporation; is able to bear the economic risk of an investment in the Notes and the Reserved Shares (collectively, the "Subject Securities"); can withstand a complete loss of its investment in the

NOTE PURCHASE AGREEMENT - Page 12

         Subject Securities; can hold the Subject Securities for an indefinite period of time; and has the net worth to undertake these risks. Such Investor believes that it, either alone or together with its advisors, has the knowledge and experience in business and financial matters that make it capable of evaluating the merits and risks of an investment in the Subject Securities.

                  (b) Such Investor understands that an investment in the Subject Securities is highly speculative. Such Investor believes an investment in the Subject Securities is suitable for it based upon its investment objectives and financial needs, and such Investor has no need for liquidity in its investment in the Subject Securities.

                  (c) Such Investor is acquiring the Subject Securities solely for such Investor's own account and not as a nominee for any other party, and for investment purposes, and not with a view toward distribution or resale. Such Investor will not offer, sell or otherwise dispose of the Subject Securities except in accordance with the terms of this Agreement and under circumstances that will not result in a violation of the Securities Act or any state securities laws.

                  (d) Such Investor understands and acknowledges that (i) the Subject Securities will, after issuance, be "restricted securities," as that term is defined in Rule 144 promulgated under the Securities Act;
         (ii) the Subject Securities are being offered and sold pursuant to an exemption from registration under the Securities Act; and (iii) the transactions contemplated in this Agreement have not been reviewed or passed upon by any federal or state agency.

                  (e) Such Investor is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

                  (f) Such Investor understands and acknowledges that the Corporation is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Investor set forth herein in order to determine the suitability of such Investor to acquire the Subject Securities and such Investor hereby consents to such reliance.

         4.3 No Violation of Law. The execution, delivery and performance of this Agreement and the other Loan Documents, as the case may be, by such Investor will not violate any Laws.

         4.4 No Consent or Approval Required. No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other person or entity is required for (i) the valid authorization, execution, delivery and performance by such Investor of this Agreement and the other Loan Documents, as the case may be, or (ii) the consummation by such Investor of the transactions contemplated hereby.

         4.5 No Short Sales. Since May 23, 2003, neither such Investor nor any of its Affiliates (if such Investor is an entity) has engaged, directly or indirectly, in any transaction constituting a "short sale" (as defined in Rule 3b-3 of the Exchange Act) of the Corporation's Common Stock (collectively, "Short Sales").

         SECTION 5. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE INVESTORS AT THE INITIAL CLOSING. The obligation of the Investors to fund the Notes on the Initial Closing Date


NOTE PURCHASE AGREEMENT - Page 13
is subject to the following conditions precedent:

         5.1 Corporate Proceedings; Consents; Etc. Except as waived by the Investors, all corporate and other proceedings to be taken by the Corporation, its officers, directors and stockholders and all waivers and consents to be obtained by the Corporation in connection with the transactions contemplated by this Agreement shall have been taken or obtained.

         5.2 Blue Sky Matters. All consents, approvals, qualifications and/or registrations required to be obtained or effected by the Corporation and the Investors under any applicable state securities or "blue-sky" Laws in connection with the issuance of the Notes shall have been obtained or effected, other than those for which the failure to so obtain would not have a Material Adverse Effect on the Investors.

         5.3 Notes. The Corporation shall have delivered to each Investor a duly executed Note in the form of Exhibit A attached hereto.

         SECTION 6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION AT THE INITIAL CLOSING. The obligations of the Corporation to issue the Notes is subject to the following conditions precedent:

         6.1 Blue Sky Matters. All consents, approvals, qualifications and/or registrations required to be obtained or effected by the Corporation and the Investors under any applicable state securities or "blue-sky" Laws in connection with the sale and delivery of the Notes shall have been obtained or effected, other than those for which the failure to so obtain would not have a Material Adverse Effect on the Corporation.

         6.2 Delivery of Consideration by the Investors. Each Investor shall have delivered to the Corporation a check or wire transfer in immediately available funds in U.S. dollars in the amount of such Investor's Initial Advance as set forth in Schedule 1 hereto.

         SECTION 7. COVENANTS.

         7.1 Information Rights. Until the date the Investors cease to own more than fifty percent (50%) of any Subject Securities, the Corporation shall provide the Investors with the following rights:

                  (a) General. The Corporation will permit the Investors to visit and inspect on a Business Day during normal business hours any of the properties of the Corporation and to examine its books and records, and to discuss with its officers the business and affairs of the Corporation, at such reasonable times as such Investor may desire for any purpose relating to its investment in the Corporation.

                  (b) Litigation. The Corporation, promptly upon becoming aware thereof, shall notify the Investors in writing of any actual or threatened litigation or governmental proceeding in which the Corporation is involved and which might, if determined adversely, have a Material Adverse Effect on the Corporation.



NOTE PURCHASE AGREEMENT - Page 14

         7.2 Transfer of Securities.

                  (a) Restrictions on Transfer. Each Investor acknowledges that the Subject Securities have not been registered under the Securities Act, that the Subject Securities are being or will be issued pursuant to an exemption from registration under the Securities Act and that such securities constitute "restricted securities" under Rule 144 promulgated under the Securities Act. Accordingly, the Notes and any Reserved Shares issuable upon conversion thereof which are held by the Investors shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except (i) upon the conditions specified in this Section 7.2, which conditions are intended to ensure compliance with the provisions of the Securities Act and this Agreement, or (ii) after providing the Corporation with written notice of such Transfer which notice shall identify the name and address of such transferee and the securities being transferred, and such transferee shall assume in writing the obligations of the transferor under this Section 7.2.

                  (b) Restrictive Legend. Each certificate for any Reserved Shares issued upon conversion of the Notes held by the Investors and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 7.2(c) and 7.2(d)), be stamped or otherwise imprinted with a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS EITHER (I) SUCH SHARES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTERED OR QUALIFIED UNDER ANY OTHER APPLICABLE SECURITIES STATUTE, OR (II) SUCH SHARES MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY OTHER APPLICABLE SECURITIES STATUTE. THE CORPORATION MAY, IN ITS DISCRETION, REQUIRE DELIVERY OF AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT SUCH EXEMPTIONS ARE AVAILABLE FOR THE OFFER, SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION OF THE SHARES REPRESENTED HEREBY.

                  (c) Notice of Transfer. Each Investor agrees that, prior to any Transfer of the Subject Securities by such Investor, it will give written notice to the Corporation of such Investor's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 7.2.


NOTE PURCHASE AGREEMENT - Page 15

         Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by, if required by the Corporation in its sole discretion, the written opinion, addressed to the Corporation, of counsel for the holder of such securities, stating that, in the opinion of counsel, such proposed Transfer does not involve any transaction requiring registration or qualification of such securities under the Securities Act or the securities or "blue-sky" Laws of any relevant state of the United States. Such Investor shall thereupon be entitled to Transfer such securities in accordance with the terms of the notice delivered by it to the Corporation. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend set forth in Section 7.2(b) unless (i) in such opinion of counsel, registration of any future Transfer is not required by the applicable provisions of the Securities Act or applicable state securities or "blue-sky" Laws, or (ii) the Corporation shall have waived the requirement of such legend; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such Transfer if such Transfer is made in compliance with the requirements of Rule 144. Such Investor shall not Transfer any Subject Securities until such opinion of counsel has been given (unless waived by the Corporation or unless such opinion is not required in accordance with the provisions of this Section 7.2).

                  (d) Removal of Legends, Etc. Notwithstanding the foregoing provisions of this Section 7.2, the restrictions imposed herein upon the transferability of any shares of the capital stock of the Corporation held by the Investors shall cease and terminate when (i) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 7.2(c) and, pursuant to Section 7.2(c), the securities so transferred are not required to bear the legend set forth in Section 7.2(b), or (ii) the holder of such shares has met the requirements for Transfer of such shares pursuant to subparagraph (k) of Rule 144, provided that an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation. Whenever the restrictions imposed by this Section 7.2 shall terminate, as herein provided, the Investors shall be entitled to receive from the Corporation, without expense, a new certificate not bearing the restrictive legend set forth in Section 7.2(b) and not containing any other reference to the restrictions imposed by this Section 7.2.

         7.3 Registration Rights. The Investors shall be entitled to piggyback registration rights with respect to the Reserved Shares, 50,000,000 shares of which the Corporation shall register under the Corporation's registration statement on Form SB-2 (File no. 333-104797) (the "Registration Statement"), pre-effective amendment no. 2 to which the Corporation anticipates filing with the SEC within five Business Days of the date hereof. The Corporation covenants to register the balance of such Reserved Shares, if any, as necessary.

         7.4 Use of Proceeds. Proceeds from the Notes (net of the Funding Fees) shall be applied as follows: (a) first, to repay in full all indebtedness owed by the Corporation to Thomas A. Montgomery; and (b) second, to finance the Corporation's operations.

         7.5 Restriction on Short Sales. Each Investor agrees that during the period beginning on the Initial Closing Date and ending on the earlier of (i) the date of Maturity and (ii) the date on which the


NOTE PURCHASE AGREEMENT - Page 16

Corporation has repaid the Notes and all interest accrued thereon in full, neither such Investor nor any of its Affiliates (if such Investor is an entity) shall engage, directly or indirectly, in any Short Sales.

         SECTION 8. INDEMNIFICATION.

         8.1 Indemnification by the Corporation. Subject to the other terms and conditions of this Agreement, the Corporation agrees to indemnify, defend and hold harmless each of the Investors and any of their respective stockholders, partners, officers, directors, employees, representatives, Affiliates, subsidiaries, designees, successors and assigns (collectively, the "Investor Group"), at any time after the Initial Closing, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses including, without limitation, interest, penalties and reasonable attorneys' fees and expenses (collectively "Investor Group Damages") asserted against, resulting to, imposed upon or incurred by the Investor Group or any member thereof, by reason of or resulting from a breach of any representation, warranty or agreement of the Corporation contained in or made pursuant to this Agreement or any facts or circumstances constituting such a breach (the "Investor Claims").

         8.2 Indemnification by the Investors. Subject to the other terms and conditions of this Agreement, each Investor agrees to indemnify, defend and hold harmless the Corporation and any of its stockholders, officers, directors, employees, representatives, Affiliates, subsidiaries, designees, successors and assigns (collectively, the "Corporation Group"), at any time after the Initial Closing, from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses (collectively "Corporation Group Damages") asserted against, resulting to, imposed upon or incurred by the Corporation Group or any member thereof, by reason of or resulting from a breach of any representation, warranty or agreement of such Investor contained in or made pursuant to this Agreement or any facts or circumstances constituting such a breach (collectively, the "Corporation Claims"; the Investor Claims and the Corporation Claims are hereinafter collectively referred to as the "Claims").

         8.3 Limitations Regarding Indemnification Obligations of the Corporation. Notwithstanding any other provision in this Agreement, the total liability of the Corporation to indemnify the Investor Group pursuant to Section
8.1 hereof against any Investor Group Damages sustained by reason of any Investor Claim shall be limited to (i) the Total Loan Amount, and (ii) Investor Claims as to which any member of the Investor Group has given to the Corporation written notice thereof within one (1) year following the Initial Closing, whether or not any Investor Group Damages have then actually been sustained.

         8.4 Limitations Regarding Indemnification Obligations of the Investors. Notwithstanding any other provision in this Agreement, the liability of the Investors to indemnify the Corporation Group pursuant to Section 8.2 hereof against any Corporation Group Damages sustained by reason of any Corporation Claim shall be limited to Corporation Claims as to which any member of the Corporation Group has given to the Investors written notice thereof within one
(1) year following the Initial Closing, whether or not any Corporation Group Damages have then actually been sustained.


NOTE PURCHASE AGREEMENT - Page 17

         8.5 Conditions of Indemnification. The obligations and liabilities of the parties with respect to the Claims shall be subject to the following terms and conditions:

                  (a) the indemnified party shall give the indemnifying party prompt notice of any such Claim, and the indemnifying party shall have the right to undertake the defense thereof by representatives chosen by it;

                  (b) if the indemnifying party fails to defend the indemnified party against such Claim within a reasonable time after being notified of the Claim, then the indemnified party shall (upon further notice to the indemnifying party) have the right to defend, compromise or settle such Claim on behalf of and for the account and risk of the indemnifying party subject to the right of the indemnifying party to assume the defense of such Claim at any time prior to settlement, compromise or final determination thereof; provided, that the indemnified party shall provide the indemnifying party with notice of any proposed settlement or compromise of such Claim (as far in advance of the actual settlement or compromise of the Claim as is reasonably practicable); and

                  (c) anything in this Agreement to the contrary notwithstanding, (i) if there is a reasonable probability that a Claim may have a Material Adverse Affect on the indemnified party other than as a result of money damages or other money payments, the indemnified party shall have the right, at the cost and expense of the indemnifying party, to manage the defense, compromise or settlement of such Claim; provided, however, that if such Claim is settled without the indemnifying party's consent (which consent shall not be unreasonably withheld), the indemnified party shall be deemed to have waived all rights hereunder against the indemnifying party for money damages arising out of such Claim; and (ii) the indemnifying party shall not, without the written consent of the indemnified party, settle or compromise any Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the indemnified party a release from all liability in respect to such Claim.

         8.6 Claim Disputes.

                  (a) Within thirty (30) days of its receipt of written notice from the Corporation under Section 8.5 above regarding a Corporation Claim and the amount of Corporation Group Damages related thereto, the Investors shall deliver to the Corporation written notice containing specific objections (prepared in good faith) to the nature of the Corporation Claim or the amount of Corporation Group Damages specified in the original notice. In such event, the Investors and the Corporation shall work in good faith during the next thirty (30) days toward resolving any such objections. If a resolution is reached within such thirty (30) days, the Corporation Group shall be indemnified for the amount so agreed upon in accordance with the other terms and conditions of this Agreement.

                  (b) Within thirty (30) days of its receipt of written notice from the Investors under Section 8.5 above regarding an Investor Claim and the amount of Investor Group Damages related thereto, the Corporation shall deliver to the Investors written notice containing specific objections (prepared in good faith) to the nature of the Investor Claim or the amount of Investor Group Damages specified in the original notice. In such event, the Corporation and the Investors shall work in good faith during the next thirty (30) days toward resolving any such objections. If a


NOTE PURCHASE AGREEMENT - Page 18
         resolution is reached within such thirty (30) days, the Investor Group shall be indemnified for the amount so agreed upon in accordance with the other terms and conditions of this Agreement.

                  (c) In the event no mutually agreeable resolution of an indemnification matter is reached under the foregoing Sections 8.6(a) or 8.6(b) within such thirty (30) day period, such dispute shall be submitted to one arbitrator in accordance with the Rules of Commercial Arbitration of the American Arbitration Association. The arbitrator used will be selected from impartial arbitrators designated by the American Arbitration Association who are familiar with the nature of the subject matter of the Dispute. The arbitrator will be chosen by mutual agreement of the Corporation and the Investors. If they cannot agree within thirty (30) days upon the selection of the arbitrator, the arbitrator will be selected by the Dallas, Texas office of the American Arbitration Association in accordance with its rules and procedures. Subject to the provisions of the indemnification obligations set forth in this Agreement (i) each party will be responsible for one-half of the expenses and fees of the arbitrator, and (ii) each party will bear its own attorney's and expert's fees in connection therewith. If there is a dispute as to whether all or any part of a Claim arose after the Initial Closing, this issue (as well as the resulting allocation of damages) may, without limitation as to other matters, be among the matters addressed by the arbitrator. The arbitrator shall be governed by and shall apply the substantive Law of the State of Texas in making his determination, and his ruling shall be binding and conclusive upon the Corporation and the Investors. This agreement to arbitrate will survive the rescission or termination of this Agreement.

         SECTION 9. EXPENSES. The Corporation, on the one hand, and each Investor, on the other hand, shall bear its own expenses in connection with the preparation for and consummation of the transactions contemplated by this Agreement.

         SECTION 10. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered on a Business Day after normal business hours where such notice is to be received); or (b) on the second Business Day following the date of mailing by express overnight courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

                  (a) if to the Corporation, to:

                           MigraTEC, Inc.
                           11494 Luna Road, Suite 100
                           Dallas, Texas  75234-9421
                           Attention:      T. Ulrich Brechbuhl
                                           President and Chief Executive Officer
                           Facsimile:      (972) 969-0300


NOTE PURCHASE AGREEMENT - Page 19
                           with a copy to:

                           Ted S. Schweinfurth, Esq.
                           Winstead Sechrest & Minick P.C.
                           5400 Renaissance Tower
                           1201 Elm Street
                           Dallas, Texas  75270-2199
                           Facsimile:  (214) 745-5390

If to any Investor, to the address set forth opposite such Investor's name on
Schedule 1 hereto. Any party may designate by written notice a new address to which any notice or other communication required or permitted to be given hereunder shall thereafter be given, served or sent.

         SECTION 11. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder shall survive any investigation made by or on behalf of any party hereto for a period of one (1) year following the Initial Closing except for representations and warranties made in Section 3.17, which shall be governed by statute. Each covenant and agreement of the parties hereunder shall survive any investigation made by or on behalf of any party hereto and shall survive the Initial Closing and any Subsequent Closing hereunder.

         SECTION 12. FURTHER ASSURANCES. The Corporation shall duly execute and deliver, or cause to be duly executed and delivered, at its own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the Investors to carry out the provisions and purposes of this Agreement.

         SECTION 13. REMEDIES.

         13.1 General. In case any one or more of the representations, warranties, covenants and/or agreements set forth in this Agreement or the documents contemplated hereby shall have been breached by the Corporation, the Investors may proceed to protect and enforce its rights either by suit in equity and/or by action at Law, including an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement or such other documents. Without limiting the generality of the foregoing, the Corporation hereby agrees that in the event the Corporation fails to perform its obligations under this Agreement, the Investors' remedy at Law may be inadequate. In such event, the Investors shall have the right, in addition to all other rights and remedies it may have, to specific performance of the obligations of the Corporation under this Agreement.

         13.2 Remedies Cumulative. The remedies provided to the parties in this Agreement shall be cumulative and shall not preclude assertion by them of any other rights or the seeking of any other remedies against any other party hereto.

         SECTION 14. NO THIRD-PARTY BENEFICIARIES. Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns, personal representatives, heirs and estates, as the case may be. Without limiting the generality of the foregoing, all representations, covenants and agreements


NOTE PURCHASE AGREEMENT - Page 20
benefiting the Investors shall inure to the benefit of any and all Affiliates of the Investors who subsequently become holders from time to time of the Subject Securities.

         SECTION 15. INDEPENDENCE OF COVENANTS AND REPRESENTATIONS AND WARRANTIES. All covenants hereunder shall be given independent effect so that if a certain action or condition constitutes a default under a certain covenant, the fact that such action or condition is permitted by another covenant shall not affect the occurrence of such default, unless expressly permitted under an exception to such initial covenant. In addition, all representations and warranties hereunder shall be given independent effect so that if a particular representation or warranty proves to be incorrect or is breached, the fact that another representation or warranty concerning the same or similar subject matter is correct or is not breached will not affect the incorrectness of or a breach of a representation and warranty hereunder.

         SECTION 16. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 17. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Except as permitted in Section 7.2 hereof, the Investors may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Corporation. The Corporation may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         SECTION 18. AMENDMENTS. Except as provided in Section 2.4(a), the terms and provisions of this Agreement may only be amended or waived either (a) with the written consent of the Corporation and the Investors or (b) in a writing by the party against whom such amendment or waiver is sought to be enforced.

         SECTION 19. ENTIRE AGREEMENT. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         SECTION 20. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party hereto and delivered to the other party, it being understood that all parties need not sign the same counterpart.


NOTE PURCHASE AGREEMENT - Page 21

         SECTION 21. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         SECTION 22. GENDER. Words of any gender used in this Agreement will be held and construed to include any other gender, and words in the singular number will be held to include the plural, unless the context otherwise requires.

         SECTION 23. GOVERNING LAW. The substantive Laws of the State of Texas shall govern the validity, construction, enforcement, and interpretation of this agreement without regard to conflict of laws provisions.

         SECTION 24. CONFIDENTIALITY. Each party acknowledges that it may have access to various items or proprietary and confidential information of the other in the course of investigations and negotiations prior to the Initial Closing. Each party agrees that any such confidential information received from the other party shall be kept confidential and shall not be used for any purpose other than to facilitate the arrangement of financing for and the consummation of the transactions contemplated herein. The furnishing of Financial Statements and other information of the Corporation by the Investors to its institutional lenders or investors, for purposes of obtaining approval of the transactions contemplated hereby, or the disclosure of such financial or other information by the Investors, and release of information to the Investors' insurers for risk assessment purposes, shall not constitute a breach of this SECTION 24. Confidential information shall include any business or other information which is delivered by one party to the other, unless such information (a) is already public knowledge, (b) becomes public knowledge through no fault, action or inaction of the receiving party, or (c) was known by the receiving party, or any of its directors, officers, employees, representatives, agents or advisors prior to the disclosure of such information by the disclosing party to the receiving party. No party, nor its respective officers, directors, employees, accountants, attorneys or agents, shall intentionally disclose the existence or nature of, or any of the terms and conditions relating to, the employees of the Corporation and other parties with whom the Corporation may contract in the course of operating the business, provided, however, that such information may be disclosed in applications or requests required to be made to obtain licenses, permits, approvals or consents needed to consummate the transactions contemplated herein or in filings under applicable securities Laws.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


NOTE PURCHASE AGREEMENT - Page 22

         IN WITNESS WHEREOF, the undersigned have caused this Note Purchase Agreement to be executed as of the date first above written.

                                  CORPORATION:

                                  MIGRATEC, INC.




                                  By: /s/ T. Ulrich Brechbuhl
                                     -------------------------------------------
                                     T. Ulrich Brechbuhl
                                     President and Chief Executive Officer






NOTE PURCHASE AGREEMENT - Page 23

                                INVESTORS:


                                1900 Cedar Springs, LP

                                   By:  3000 W. Commerce GP LLC, General Partner


                                         By: /s/ Mike Carter
                                            ------------------------------------
                                             Name: Mike Carter
                                                  ------------------------------
                                             Title: Manager
                                                   -----------------------------

                                /s/ Raymond Nisivoccia
                                ------------------------------------------------
                                Raymond Nisivoccia


                                /s/ Albert Passanante
                                ------------------------------------------------
                                Albert Passanante



                                /s/ Jeff Navin
                                ------------------------------------------------
                                Jeff Navin


                                World-Wide Iron, Inc.


                                By: /s/ Jeff Navin
                                   ---------------------------------------------
                                     Name: Jeff Navin
                                          --------------------------------------
                                     Title: President
                                           -------------------------------------




NOTE PURCHASE AGREEMENT - Page 24

                                    EXHIBIT A

                   FORM OF CONVERTIBLE SECURED PROMISSORY NOTE

                                    EXHIBIT B

                      FORM OF COMMON STOCK PURCHASE WARRANT

                                   SCHEDULE 1

                                    INVESTORS

Schedule 1 to Note Purchase Agreement - Investors


----------------------------------------------------------------------------------------------------------------------------
                                                                                             Subsequent        Subsequent
                                                 Contact            Pro Rata     Initial       Advance          Advance
        Name            Domicile               Information           Portion     Advance   (June 13, 2003)  (June 27, 2003)
        ----            --------               -----------           -------     -------   ---------------  ---------------
--------------------- ------------ -------------------------------- ---------- ---------- ----------------- ----------------
1900 Cedar Springs,      Texas     Contact Person:  Mike Carter      $300,000   $125,000
LP                                 Address: 1900 Cedar Springs Rd.
                                           Dallas, TX 75201
                                   Phone:  (214) 880-0380
                                   Fax:  (214) 880-0086
--------------------- ------------ -------------------------------- ---------- ---------- ----------------- ----------------
Raymond Nisivoccia     New Jersey  Address: 41 High Ave.             $100,000    $37,500       $62,500           $0.00
                                           Randolph, NJ 07869
                                   Phone:  (973) 328-1825
                                   Fax:    (973) 328-0507
--------------------- ------------ -------------------------------- ---------- ---------- ----------------- ----------------
Albert Passanante      New Jersey  Address: 49 Silver Springs Dr.    $100,000    $37,500       $62,500           $0.00
                                       Landing, NJ 07850.
                                   Phone:    (973) 328-1825
                                   Fax:      (973) 328-0507
--------------------- ------------ -------------------------------- ---------- ---------- ----------------- ----------------
Jeff Navin              Arizona    Address: 16602 S. 32nd Place      $100,000     $0.00       $100,000           $0.00
                                           Phoenix, AZ 85048
                                   Phone:   (800) 224-9644
                                   Fax:     (480) 759-0190
--------------------- ------------ -------------------------------- ---------- ---------- ----------------- ----------------
World-Wide Iron,        Arizona    Contact Person:  Jeff Navin       $100,000   $100,000      $100,000           $0.00
Inc.                               Address: 2266 South Dobson Rd.,
                                           Suite 200
                                           Mesa, AZ 85202
                                   Phone:  (800) 224-9644
                                   Fax:    (480) 759-0190
--------------------- ------------ -------------------------------- ---------- ---------- ----------------- ----------------
TOTAL                                                                $700,000
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------

                         Subsequent         Subsequent
        Name               Advance            Advance
        ----               -------            -------
--------------------- ------------------ ------------------
1900 Cedar Springs,
LP




--------------------- ------------------ ------------------
Raymond Nisivoccia          $0.00              $0.00



--------------------- ------------------ ------------------
Albert Passanante           $0.00              $0.00



--------------------- ------------------ ------------------
Jeff Navin                  $0.00              $0.00



--------------------- ------------------ ------------------
World-Wide Iron,            $0.00              $0.00
Inc.




--------------------- ------------------ ------------------
TOTAL
-----------------------------------------------------------

                                  SCHEDULE 3.4

                                  NO CONFLICTS

         The Corporation has entered into a Security Agreement, dated as of April 14, 2003, with Thomas A. Montgomery. Immediately upon execution of this Agreement and receipt by the Corporation of the Initial Loan Amount, the Corporation will repay all indebtedness owed to Mr. Montgomery and secured in accordance with the terms of the Security Agreement.

                                  SCHEDULE 3.7

                           NO UNDISCLOSED LIABILITIES

         The Corporation owes $12,000 to the State of Texas for unemployment taxes. The Corporation received notice of the foregoing in May, 2003.

                                  SCHEDULE 3.15

                         ABSENCE OF CERTAIN DEVELOPMENTS

         The Corporation has not issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto since March 31, 2003. However, the Corporation has entered into agreements to amend certain warrants issued to each of Street Search, LLC, Street Search Partners, Raymond Nisivoccia and Albert J. Passanante on March 18, 2003, so as to change the exercise price thereof from $0.35 to $0.065.

         The Corporation entered into a Confidentiality Agreement with Noble International Investments, Inc. on May 23, 2003.

         Since March 31, 2003, the Corporation has terminated fifteen (15) employees, including five (5) interns.

         The Corporation failed to meet its payroll obligations on May 15, 2003.

                                  SCHEDULE 3.17

                                      TAXES

         The Corporation owes $12,000 to the State of Texas for unemployment taxes. The Corporation received notice of the foregoing in May, 2003.